United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 22, 2007
Lodgian, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-14537 (Commission File Number)	52-2093696 (I.R.S. Employer Identification No.)
3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices)
(404) 364-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1 PRESS RELEASE DATED AUGUST 24, 2007
EX-99.2 EXECUTIVE COMMITTEE CHARTER

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 24, 2007, Lodgian, Inc. (the “Company”) issued a press release disclosing, among other things, that it has completed a cost reduction initiative that included a downsizing of corporate office staff and the consolidation of certain of the Company’s operating regions. In connection with this initiative, the Company terminated the employment agreement dated March 29, 2007, with Mark D. Linch, (the “Employment Agreement”) its former Senior Vice President of Capital Investment.
Pursuant to the terms of the Employment Agreement, after execution of a document releasing the Company from any and all claims, Mr. Linch is entitled to a severance payment of 50% of his base salary plus $37,501.50. The severance payment owed totals $150,001.50. In addition, 4,667 shares of previously unvested restricted common stock of the Company held by Mr. Linch will vest. Mr. Linch will also be eligible for reimbursement of COBRA insurance premiums for a period up to 6 months and payment of accrued, but unused vacation.
Item 7.01. Regulation FD Disclosure.
On August  24, 2007, Lodgian, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 hereto.
Item 8.01. Other Events.
On August 22, 2007, the Company’s Board of Directors approved a stock repurchase program, authorizing the Company to buy back up to $30,000,000 of the Company’s common stock over a period ending August 22, 2009. The Company issued a press release on August 24, 2007, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Also, on August 22, 2007, the Board of Directors formed an executive committee which will be composed of Edward Rohling, Peter Cyrus, Alex Lieblong and Mark Oei. The Board of Directors also adopted an Executive Committee Charter, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 — Press release of Lodgian, Inc. dated August 24, 2007.
Exhibit 99.2 — Lodgian, Inc. Executive Committee Charter

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lodgian, Inc. Dated: August 24, 2007
By:	/s/ Daniel E. Ellis
Daniel E. Ellis
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release of Lodgian, Inc. dated August 24, 2007
99.2	Lodgian, Inc. Executive Committee Charter